Exhibit 10.4

Execution Version

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

BY AND BETWEEN

ALEXZA PHARMACEUTICALS, INC.

AND

TEVA PHARMACEUTICALS USA, INC.

Dated as of February 23, 2016

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Exhibit 10.4

Execution Version

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made as of February 23, 2016, by and between Alexza Pharmaceuticals, Inc., a Delaware corporation (“the “Company”), and Teva Pharmaceuticals USA, Inc., a Delaware corporation (“Teva”).

Recitals

A.The Company and Teva have entered into that certain Stock Issuance Agreement of even date herewith (as the same may be amended, modified, restated or supplemented from time to time, the “Stock Issuance Agreement”), pursuant to which, upon the terms and subject to the conditions set forth therein, the Company has agreed to issue 2,172,886 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), to Teva.

B.The Company has agreed to issue the Shares to Teva as consideration for the reduction of $5,000,000 in the Outstanding Advanced Amount and forgiveness of all accrued and unpaid interest under that certain Amended and Restated Promissory Note and Agreement to Lend, by and between the Company and Teva of even date herewith (the “Note”).

Agreement

The parties to this Agreement intending to be legally bound hereby agree as follows:

1.Definitions. As used in this Agreement, the following terms shall have the meanings set forth below or as otherwise defined in the Note:

1.1“Additional Shares” means any additional shares of Common Stock issued to the holder of any of the Shares pursuant to a stock split, stock dividend or other distribution with respect to, or in exchange or in replacement of, the Shares.

1.2“Adverse Disclosure” means public disclosure of material non-public information which, in the Company’s board of director’s good faith judgment (i) would be required to be made in any report or a Registration Statement filed with the SEC by the Company so that such report or Registration Statement would not be materially misleading; (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such report or Registration Statement; and (iii) the Company has a bona fide business purpose for not disclosing publicly (other than avoidance of its obligations hereunder), including, without limitation, a potential material acquisition, divestiture of assets or other material corporate transaction, or the disclosure of such information would reasonably be expected to have a materially adverse effect on the Company.

1.3“Affiliate” means, with respect to any Person, any other Person that controls, is controlled by, or is under common control with such Person.  The term “control”, as used with respect to any Person, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

1.4“Business Day” shall mean any day, except that if an activity to be performed or an event falls on a Friday, Saturday, Sunday or any other day which is recognized as a national holiday in New York, New York or Israel, then the activity may be performed or the event will occur on the next day that is not a Friday, Saturday, Sunday or such nationally recognized holiday.  For the avoidance of doubt, references in this Agreement to “days” shall mean calendar days.

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1.5“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

1.6“Excluded Registration” means (i) a registration relating to the sale of securities to employees of the Company or of a subsidiary of the Company pursuant to a stock option, stock purchase, or any other employee benefit plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; (iv) a registration on Form S-4 under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC; (v) a registration on a registration statement providing for the continuous sale of securities by the Company pursuant to Rule 415 promulgated under the Securities Act or (vi) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities or other convertible securities that are also being registered.

1.7“Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.8“Governmental Body” shall mean any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; or (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or entity and any court or other tribunal).

1.9“Holder” (collectively, “Holders”) means Teva, or any Affiliate of Teva, that is a transferee of Registrable Securities pursuant to a Transfer permitted under Section 2.1, in each case, to the extent holding Registrable Securities.

1.10“Holder Counsel” has the meaning ascribed to it in Section 3.1(f)(v) hereof.

1.11“Legal Proceeding” means any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel.

1.12“Outstanding Advanced Amount” has the meaning ascribed to it in the Note.

1.13“Person” means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, limited liability company or any other entity of whatever nature, and shall include any successor (by merger or otherwise) of such entity.

1.14“Prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments, and all other material incorporated by reference in such prospectus.

1.15“register,” “registered” and “registration” refer to a registration effected by filing with the SEC a Registration Statement in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis, and the declaration or ordering by the SEC of the effectiveness of such Registration Statement.

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1.16“Registrable Securities” means (i) the Shares and (ii) any Additional Shares; provided, however, that any of the Shares or Additional Shares shall cease to be treated as Registrable Securities as of (a) such time following the date that a Registration Statement covering such security has been declared effective by the SEC that such security has been disposed of pursuant to such effective Registration Statement, (b) the date on which such security is sold pursuant to Rule 144, (c) the date on which such security ceases to be outstanding, (d) the date on which such security is Transferred without a transfer of the registration rights hereunder pursuant to Section 3.7 hereof or (e) the date as of which the Holder thereof, together with its Affiliates, would have been able to dispose of all of its Registrable Securities pursuant to Rule 144 (or any successor rule).

1.17“Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act covering any of the Registrable Securities.  References to the Registration Statement shall include any Prospectus.

1.18“Rule 144” means Rule 144 under the Securities Act.

1.19“Rule 144A” means Rule 144A under the Securities Act.

1.20“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

1.21“SEC” means the U.S. Securities and Exchange Commission.

1.22“Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of Holder Counsel in up to the amount specified in Section 3.3 hereof, to be borne and paid by the Company as provided in Section 3.3.

1.23“Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of (by merger, testamentary disposition, operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of (by merger, testamentary disposition, operation of law or otherwise), any Shares or Additional Shares.

2.	Transfer Restrictions

2.1General Transfer Restrictions. The rights of a Holder to Transfer any Shares or Additional Shares held by it is subject to the restrictions set forth in this Section 2.

(a)Such Holder acknowledges that the Shares and Additional Shares have not been registered under the Securities Act and may not be Transferred except pursuant to an effective Registration Statement under the Securities Act or pursuant to an exemption from registration under the Securities Act.  Such Holder covenants that it will only dispose of any of the Shares or Additional Shares pursuant to an effective Registration Statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state and foreign securities laws.  Such Holder further covenants that it will not Transfer any of the Shares or Additional Shares if such securities would be Registrable Securities in the hands of the transferee as a result of such Transfer unless such transferee agrees to be bound to the terms and conditions of this Section 2 or substantially similar terms and conditions.  In connection with any Transfer of the Shares or Additional Shares other than pursuant to an

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effective Registration Statement, to the Company or pursuant to Rule 144 or Rule 144A (or any similar provision then in force), the Company may require such Holder to provide to the Company an opinion of counsel selected by such Holder and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such Transfer does not require registration under the Securities Act.  Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its transfer agent, without any legal opinion, except to the extent that the transfer agent requests such legal opinion, any Transfer of outstanding Registrable Securities by Teva to an entity that is an Affiliate of Teva.

(b)Such Holder agrees to the imprinting, so long as is required by this Section 2.1, of the following legend on each certificate evidencing any Registrable Securities:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND THE RULES AND REGULATIONS THEREUNDER AND APPLICABLE STATE SECURITIES LAWS.

Certificates evidencing any of the Registrable Securities shall not be required to contain such legend or any other legend (i) following any sale of such securities pursuant to an effective Registration Statement (including the Resale Registration Statement described in Section 3.1) covering the resale of such securities, (ii) following any sale of such securities pursuant to Rule 144 or Rule 144A (or any similar provision then in force) or, if such securities are transferrable by a Person who is not an Affiliate of the Company pursuant to Rule 144 or Rule 144A (or any similar provision then in force) without any volume or manner of sale restrictions thereunder, in each case if the holder provides the Company with a legal opinion reasonably acceptable to the Company to the effect that such securities were sold under Rule 144 or Rule 144A or (iii) if the holder provides the Company with a legal opinion reasonably acceptable to the Company to the effect that the legend is not required under applicable requirements of the Securities Act (including controlling judicial interpretations and pronouncements issued by the staff of the SEC).  Whenever such restrictions shall cease and terminate as to any Registrable Securities, such that such securities are no longer Registrable Securities, the holder of such securities shall be entitled to receive from the Company upon a written request, without expense, new certificates of like tenor not bearing the legend set forth herein.

3.Registration Rights. The Company hereby grants to each Holder the registration rights set forth in this Section 3, with respect to the Registrable Securities held by such Holder:

3.1Demand Registration.

(a)At any time after the Company issues the Shares, if the Company receives from at least two-thirds of the Holders a written request for registration of all outstanding Registrable Securities with an anticipated aggregate offering price, net of Selling Expenses, of at least five million dollars ($5,000,000) (a “Demand Registration Request”), then the Company shall, subject to Sections 3.1(b) and 3.1(c) hereof, as soon as practicable, and in any event within ninety (90) days following the date that the Company receives the Demand Registration Request, file a Registration Statement on Form S-3 (or if Form S-3 is not then available, on such form of registration statement that is then available to effect the registration of all of the Registrable Securities) providing for the registration and resale of all of the outstanding Registrable Securities specified in the Demand Registration Request (such filing, the “Resale Registration Statement”). The Registration Statement filed hereunder, to the extent allowable under the Securities Act and the rules promulgated thereunder, shall state that such Registration Statement also

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covers such indeterminate number of additional shares of common stock of the Company as may become issuable to prevent dilution resulting from stock splits, stock dividends and similar transactions.  If the Holders intend to distribute the Registrable Securities by means of an underwriting, the Demand Registration Request shall so state.  The underwriter(s) shall be selected by the Holders, subject to approval by the Company.  The Company shall cause the Resale Registration Statement to become or be declared effective by the SEC as promptly as practicable after the filing thereof. The Holders shall not be entitled to make more than two (2) Demand Registration Requests pursuant to this Agreement. In no event shall the Company be required to file, and maintain effectiveness of, more than one Registration Statement at any one time.

(b)If the Company furnishes to the Holders a certificate signed by the Chief Executive Officer or equivalent senior executive of the Company, stating that the filing, effectiveness or continued use of the Resale Registration Statement would require the Company to make an Adverse Disclosure, then the Company shall have a period of not more than ninety (90) days (or such longer period to which the Holders holding a majority of the outstanding Registrable Securities consent in writing) within which to delay the filing or effectiveness of such Resale Registration Statement or, in the case of a Resale Registration Statement that has been declared effective, to suspend the use by the Holders of such Resale Registration Statement (in each case, a “Suspension”); provided, however, that, unless consented to in writing by the Holders holding a majority of the outstanding Registrable Securities, the Company shall not be permitted to exercise a Suspension more than twice during any 12-month period and there must be at least ninety (90) days between each permitted Suspension.  In the case of a Suspension that occurs after the effectiveness of the Resale Registration Statement, the Holders agree to suspend use of the applicable Prospectus in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon the Company’s delivery of the certificate referred to in this Section 3.1(b).  The Company shall promptly notify the Holders holding Registrable Securities covered by the Resale Registration Statement upon the termination of any Suspension, and (i) in the case the Resale Registration Statement has not been filed or declared effective, shall promptly thereafter file the Resale Registration Statement, if applicable, and use its reasonable efforts to have such Resale Registration Statement declared effective under the Securities Act and (ii) in the case the Resale Registration Statement has become effective, shall amend or supplement the applicable Prospectus, if necessary, so it does not contain any untrue statement or omission prior to the expiration of the Suspension and furnish to the Holders holding Registrable Securities covered by the Resale Registration Statement such numbers of copies of any Prospectus as so amended or supplemented as such Holders may reasonably request.  The Company agrees to supplement or make amendments to the Resale Registration Statement, if so required by the registration form used by the Company for the Resale Registration Statement or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Holders of a majority of the outstanding Registrable Securities covered by such Resale Registration Statement.

(c)The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 3.1(a) (i) during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration statement, provided, however, that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective, or (ii) after the Company has effected two (2) registrations pursuant to Section 3.1(a). A registration shall not be counted as “effected” for purposes of Section 3.1(c)(ii) until such time as the applicable Registration Statement has been declared effective by the SEC; provided, that, in the event that the Demand Registration Request is withdrawn by the Holders holding a majority of the outstanding Registrable Securities, and such Holders elect not to pay the registration expenses therefor, such withdrawn Registration Statement shall be counted as “effected” for purposes of Section 3.1(c)(ii), and

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the Holders shall be deemed to forfeit their right to one of the Registration Statements pursuant to Section 3.1(a).

(d)The Company shall use commercially reasonable efforts to take all actions necessary to ensure that the transactions contemplated herein are effected as contemplated in Section 3.1 hereof, and to submit to the SEC, within three (3) Business Days after the Company learns that no review of the Resale Registration Statement will be made by the staff of the SEC or that the staff has no further comments on such Resale Registration Statement, as the case may be, a request for acceleration of effectiveness (or post-effective amendment, if applicable) of such Resale Registration Statement to a time and date not later than three (3) Business Days after the submission of such request.

(e)Any reference herein to a Registration Statement or prospectus as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time and any reference herein to any post-effective amendment to a Registration Statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time. Any reference to a prospectus as of any time shall include any supplement thereto, preliminary prospectus, or any free writing prospectus in respect thereof.

(f)In connection with the filing of the Resale Registration Statement, subject to Sections 3.1(b) and 3.1(c), the Company shall:

(i)prepare and file with the SEC within the time periods specified in Section 3.1, a Registration Statement on Form S-3 that shall register all of the outstanding Registrable Securities required to be registered pursuant to Section 3.1(a) hereof for resale by the Holders thereof in accordance with (except if otherwise required pursuant to written comments received from the SEC upon a review of such Resale Registration Statement) the “Plan of Distribution” section included in such Resale Registration Statement; and keep such Resale Registration Statement effective until the earlier of (i) the date on which each Holder is able to dispose of all of its outstanding Registrable Securities registered under such Resale Registration Statement without restriction pursuant to Rule 144 (or any successor rule) and (ii) the date on which all Registrable Securities registered under such Resale Registration Statement have been sold, which Registration Statement shall not contain any untrue statement of material fact or omit to state a material fact required to be stated therein, or necessary to make statements therein not misleading, and shall comply in all material respects with the Securities Act and the rules and regulations of the SEC promulgated thereunder.  The financial statements of the Company included in such Registration Statement or incorporated therein by reference will comply in all material respects with all applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto.   Such financial statements will be prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.

(ii)as soon as reasonably practicable prepare and file with the SEC such amendments and supplements to such Resale Registration Statement (including without limitation, any required post effective amendments) and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Resale Registration Statement pursuant to Section 3.1(a) and Section 3.1(f)(i) for the period specified therein and as may be required by the applicable rules and regulations of the SEC and the instructions applicable to the form of such Resale Registration Statement;

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(iii)comply with the provisions of the Securities Act with respect to the disposition of all of the outstanding Registrable Securities covered by such Resale Registration Statement by the Holders provided for in such Resale Registration Statement;

(iv)make available to each Holder whose Registrable Securities are included in the Registration Statement and its legal counsel promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of each Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the Registration Statements referred to in Section 3.1(a), each letter written by or on behalf of the Company to the SEC or the staff of the SEC (including, without limitation, any request to accelerate the effectiveness of the Registration Statement or amendment thereto), and each item of correspondence from the SEC or the staff of the SEC, in each case relating to the Registration Statement (other than any portion, if any, thereof which contains information for which the Company has sought confidential treatment).

(v)provide the Holders and, if any, single legal counsel designated by the Holders of a majority of the outstanding Registrable Securities covered by such Resale Registration Statement (“Holder Counsel”) a reasonable opportunity to participate in the preparation of such Resale Registration Statement, each prospectus included therein or filed with the SEC and each amendment or supplement thereto (but not including any documents incorporated by reference), in each case subject to customary confidentiality restrictions, and give reasonable consideration to any comments Holder Counsel provides with respect to any Resale Registration Statement or amendment or supplement thereto, and not file any document in a form to which such counsel reasonably objects. The Company shall furnish to Holder Counsel copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Resale Registration Statement;

(vi)notify the Holders requesting inclusion of any outstanding Registrable Securities in the Resale Registration Statement (A) when the Resale Registration Statement or any Prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Resale Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the SEC with respect thereto or any request by the SEC for amendments or supplements to such Resale Registration Statement or prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of such Resale Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the outstanding Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose (in the cases of (C) and (D), the Company shall obtain the withdrawal of such stop order or suspension at the earliest practicable time) or (E) if at any time when a prospectus is required to be delivered under the Securities Act, that, to the Company’s knowledge, such Resale Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the rules and regulations of the SEC thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (in which case, the Company shall use its reasonable efforts to promptly prepare a supplement or amendment to the Resale Registration Statement to conform to such requirements or to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to the selling Holders as the selling Holders may reasonably request); and

(vii) in the event that Form S-3 is not available for the registration of the resale of outstanding Registrable Securities hereunder, the Company shall, subject to Sections 3.1(b) and 3.1(c), undertake to register the outstanding Registrable Securities on such form of Registration Statement

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that is then available to effect the registration of all of the Registrable Securities. The Company represents and warrants that, as of the date hereof, it meets the requirements for the use of Form S-3 for registration of the sale by the Holders of the Registrable Securities. The Company shall use its commercially reasonable efforts to file all reports required to be filed by the Company with the SEC in a timely manner so as to thereafter maintain such eligibility for the use of Form S-3.

(g)In connection with the Resale Registration Statement, each Holder agrees to furnish to the Company a duly completed Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto no later than ten (10) Business Days following the date of delivery of the Demand Registration Request. Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in the Resale Registration Statement or use the prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Securityholder Questionnaire and has confirmed the accuracy of the plan of distribution to be included in the Registration Statement. Each Holder acknowledges and agrees that the information in the Selling Securityholder Questionnaire and such plan of distribution will be used by the Company in the preparation of the Resale Registration Statement and hereby consents to the inclusion of such information in the Resale Registration Statement. Each Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Company contained in a Selling Securityholder Questionnaire or of the occurrence of any event in either case that could cause the prospectus to contain an untrue statement of a material fact regarding such Holder or its intended method of disposition of such Registrable Securities or omits to state any material fact regarding such Holder or its intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to each Holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. If any Holder fails to provide to the Company any information required to be provided pursuant to this Section 3.1 after such Holder became aware of the inaccuracy, omission or required change, the Company may suspend the use of the Resale Registration Statement and the prospectus contained therein until such time as such Holder provides the required information to the Company.

3.2Piggyback Registrations.

(a)In addition to the Company’s obligations with respect to the Resale Registration Statement set forth in Section 3.1, from and after the date hereof, the Company shall also notify all Holders of Registrable Securities in writing at least ten (10) days prior to the filing of any other registration statement under the Securities Act for purposes of a public offering of Common Stock solely for cash (including, but not limited to, registration statements relating to secondary offerings of Common Stock), other than an Excluded Registration, and will afford each such Holder an opportunity to include in such registration statement (other than a registration statement for an Excluded Registration) all or part of such Registrable Securities held by such Holder; provided, that, the Company shall have no obligation to notify any Holder of any such registration statement if the Company has received a Demand Registration Request or if any Registration Statement covering all of the outstanding Registrable Securities is then effective.  Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within ten (10) days after the above-described notice from the Company, so notify the Company in writing.  In such event, the right of any such Holder to include Registrable Securities in any registration statement for the underwritten public offering of securities of the Company pursuant to this Section 3.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent

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provided herein.  All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. The Company shall cause the Registration Statement for the underwritten public offering of securities of the Company pursuant to this Section 3.2 to become or be declared effective by the SEC as promptly as practicable after the filing thereof. If a Holder decides not to include all of his, her or its Registrable Securities in any registration statement (other than a registration statement for an Excluded Registration) thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement (other than a registration statement for an Excluded Registration) as may be filed by the Company with respect to public offerings of Common Stock solely for cash, all upon the terms and conditions set forth herein.

(b)Notwithstanding any other provision of this Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten in any underwritten offering covered by this Section 3.2, the number of shares that may be included in the underwriting shall be allocated, first, to the Company, and second, to the Holders requesting to include Registrable Securities in such offering and any other stockholders of the Company who request to include Common Stock in such offering pursuant to registration rights on a pro rata basis based on the total number of Registrable Securities that the Holders have requested to include in such offering and the total number of shares of Common Stock carrying registration rights that such other stockholders have requested to include in such offering. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) Business Days prior to the effective date of the registration statement.  Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

(c)The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 3.2 whether or not any Holder has elected to include Registrable Securities in such registration, and shall promptly notify any Holder that has elected to include Registrable Securities in such registration of such termination or withdrawal.  The registration expenses of such withdrawn registration shall be borne by the Company in accordance with Section 3.3 hereof.

(d)For the avoidance of doubt, all obligations of the Company under Section 3.1 with respect to a Resale Registration Statement shall apply to a Registration Statement filed by the Company as contemplated by this Section 3.2.

3.3Expenses of Registration.  All expenses incurred in connection with all registrations effected pursuant to Sections 3.1 and 3.2, including all registration, SEC, stock exchange and FINRA filing and qualification fees (including state securities law fees and expenses), printing expenses, accounting fees, fees and disbursements of counsel for, and independent public accountants of, the Company, fees and disbursements of Holder Counsel not to exceed $20,000, and fees and expenses of all Persons retained by the Company shall be paid by the Company; provided, however, that the Company shall not be required to pay any Selling Expenses.

3.4Obligations of the Company.  Whenever required under this Section 3 to effect the registration of any Registrable Securities, the Company shall (in addition to the requirements set forth in Section 3.1 with respect to the Resale Registration Statement), as expeditiously as reasonably possible:

(a)use its reasonable efforts to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any

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preliminary or final prospectus and, if any such order is issued, to obtain the withdrawal of any such order as soon as practicable, and to notify each Holder of the issuance and resolution thereof;

(b)shall register or qualify, and cooperate with the Holders of outstanding Registrable Securities covered by the Registration Statement and their respective counsel, in connection with the registration or qualification of such outstanding Registrable Securities for offer and sale under the securities or “blue sky” laws of each state and other jurisdiction of the United States as any such Holder or their respective counsel reasonably request in writing, and do any and all other things reasonably necessary or advisable to keep such registration or qualification in effect; provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(c)as promptly as practicable after becoming aware of such event, (i) notify the Holders of any pending proceeding against the Company under Section 8A of the Securities Act in connection with the offering of such outstanding Registrable Securities and (ii) notify the Holders of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Holder as such Holder may reasonably request; provided, that, the Company shall not be obligated to give any notice to the Holders pursuant to this Section 3.4(c) prior to disclosing such information in a public statement or filing as required by applicable federal and state securities laws;

(d)comply with all requirements of the NASDAQ Global Market or any securities exchange on which Common Stock is then listed with regard to the issuance of the outstanding Registrable Securities and use reasonable efforts to list the outstanding Registrable Securities covered by the Registration Statement on the NASDAQ Global Market or any securities exchange on which Common Stock is then listed;

(e)provide and cause to be maintained a transfer agent and registrar for all outstanding Registrable Securities covered by the Registration Statement from and after a date not later than the effective date of the Registration Statement;

(f)at the request of a Holder in the case of an underwritten public offering, the Company shall furnish, on the date of effectiveness of the Registration Statement a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters and each Holder; and

(g)cooperate with the Holders who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Holders may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Holders may request, and, within five (5) Business Days after the Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the

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Holders whose Registrable Securities are included in such Registration Statement), an opinion of such counsel in the form reasonably satisfactory to the transfer agent.

3.5Indemnification.

(a)With respect to any Holder of outstanding Registrable Securities that is or becomes a party to this Agreement, the Company will, and does hereby undertake to, indemnify and hold harmless each such Holder, each of such Holder’s officers, directors, employees, partners, members and agents, and each Person controlling such Holder, and the officers, directors, employees, partners and agents of each Person controlling such Holder (collectively, “Holder Indemnitees”), against all joint or several claims, losses, damages, expenses and liabilities (or actions in respect thereto) (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened in respect thereof, “Claims”) to which any of them may become subject insofar as such Claims arise out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in any preliminary prospectus, prospectus (as amended or supplemented, if applicable), offering circular or other similar document (including any related Registration Statement, notification, or the like, including any filing made under any state securities laws) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, (B) any violation or alleged violation by the Company of any federal or state law or regulation applicable to the Company in connection with any such registration, qualification or compliance,  (C) any failure to register or qualify Registrable Securities in any state in the United States where the Company or its agents have affirmatively undertaken or agreed that the Company will undertake such registration or qualification on behalf of the Holders of such Registrable Securities (provided that in such instance the Company shall not be so liable if it has undertaken its best efforts to so register or qualify such Registrable Securities) or (D) any breach of this Agreement. The Company will reimburse, as incurred, each such Holder Indemnitee, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such Claim; provided that the Company will not be liable in any such case to the extent that any such Claim arises out of or is based on any untrue statement or omission made in reliance and in conformity with written information furnished to the Company by any Holder expressly for use in any registration statement, prospectus, offering circular or other similar document (including, without limitation, information included on such Holder’s Selling Securityholder Questionnaire and in any applicable plan of distribution).

(b)Each Holder will, and if Registrable Securities held by or issuable to such Holder are included in any registration, qualification or compliance pursuant to this Section 3, does hereby undertake to, indemnify and hold harmless the Company, each of its directors, employees, agents and officers, each Person controlling the Company and its directors, employees, agents and officers, and each other Holder, against all Claims arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, and will reimburse, as incurred, the Company, each such other Holder, and each such director, officer, employee, agent, partner and controlling Person of the foregoing, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such Claim in each case to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such Registration Statement, prospectus, offering circular or other document, in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use therein (including, without limitation, information included on such Holder’s Selling Securityholder Questionnaire and in any applicable plan of distribution); provided, however, that the

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liability of each Holder hereunder shall be limited to the net proceeds received by such Holder from the sale of securities under such Registration Statement.

(c)Each party entitled to indemnification under this Section 3.5 (the “Indemnified Party”) shall give notice to the party required to provide such indemnification (the “Indemnifying Party”) of any claim as to which indemnification may be sought promptly after such Indemnified Party has actual knowledge thereof, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be subject to approval by the Indemnified Party (whose approval shall not be unreasonably withheld) and the Indemnified Party may participate in such defense at the Indemnifying Party’s expense if (i) representation of such Indemnified Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding or (ii) the Indemnifying Party shall have failed to promptly assume the defense of such proceeding; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 3, except to the extent that such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any such claim or any such litigation.  No Indemnifying Party, in the defense of any such claim or litigation, may, without the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement unless such settlement includes an unconditional release of such Indemnified Party from all liabilities on claims that are the subject matter of such claim or litigation.

(d)In order to provide for just and equitable contribution in case indemnification is unavailable to an Indemnified Party (by reason of legal prohibition or otherwise), the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and such party’s relative intent, knowledge, access to information and opportunity to correct or prevent such actions; provided, however, that, in any case, (i) no Holder will be required to contribute any amount in excess of the aggregate proceeds received by such Holders from the sale of securities under such Registration Statement, and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)The indemnity and contribution agreements contained herein are in addition to any liability that the Indemnifying Party may have to the Indemnified Parties and shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling Person of such Indemnified Party and shall survive the Transfer of any Registrable Securities.

3.6Information by Holder.  The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 3.

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3.7Transfer of Registration Rights.  The rights contained in Sections 3.1 and 3.2 hereof to cause the Company to register the Registrable Securities, and the other rights set forth in this Section 3, may be assigned or otherwise conveyed with respect to all, but not less than all, Registrable Securities Transferred by the Holder thereof to any entity that is an Affiliate of Teva if such Transfer was permitted under Section 2 and such Registrable Securities would otherwise continue to be Registrable Securities in the hands of such transferee; provided, that, such transferee becomes a party to this Agreement or agrees to become bound to terms and conditions substantially similar to those set forth in this Agreement.

3.8Rule 144 Reporting.  With a view to making available to the Holders the benefits of certain rules and regulations of the SEC, including, without limitation, Rule 144 promulgated under the Securities Act, that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use reasonable efforts to:

(a)make and keep current public information available, within the meaning of Rule 144 or any similar or analogous rule promulgated under the Securities Act;

(b)file with the SEC, in a timely manner, all reports and other documents required of the Company under the Securities Act and Exchange Act; and

(c)make available to each Holder so long as such Holder owns any Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Holders to sell such securities under Rule 144 without registration under the Securities Act.

4.	Miscellaneous

4.1Further Assurances.  Each party hereto shall execute and cause to be delivered to each other party hereto such instruments and other documents, and shall take such other actions, as such other party may reasonably request for the purpose of carrying out or evidencing any of the transactions contemplated by this Agreement.

4.2Notices.  Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received: (a) if delivered by hand, when delivered; (b) if sent via facsimile or other electronic transmission before 5:00 p.m. (Pacific time) with confirmation of receipt, when transmitted and receipt is confirmed; (c) if sent via facsimile or other electronic transmission after 5:00 p.m. (Pacific time) with confirmation of receipt, the Business Day after being sent; (d) if sent by registered, certified or first class mail, the third Business Day after being sent; and (e) if sent by overnight delivery via a national courier service, one Business Day after being sent. The addresses and facsimile numbers for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person.

4.3Headings.  The headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

4.4Counterparts.  This Agreement may be executed in several counterparts (including via facsimile or other electronic means), each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

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4.5Governing Law; Dispute Resolution.

(a)This Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of New York (without giving effect to principles of conflicts of laws that would require the laws of another jurisdiction to apply).

(b)Any Legal Proceeding relating to this Agreement or the enforcement of any provision of this Agreement (including a Legal Proceeding based upon intentional or willful misrepresentation or fraud) may be brought or otherwise commenced in any state or federal court located in Santa Clara County in the State of California.  Each party to this Agreement: (i) expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in Santa Clara County (and each appellate court located in Santa Clara County) in connection with any such Legal Proceeding; (ii) agrees that each state and federal court located in Santa Clara County shall be deemed to be a convenient forum; and (iii) agrees not to assert (by way of motion, as a defense or otherwise), in any such Legal Proceeding commenced in any state or federal court located in Santa Clara County, any claim that such party is not subject personally to the jurisdiction of such court, that such Legal Proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court.

4.6Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties’ successors and permitted assigns.

4.7Assignment. This Agreement shall not be assigned or otherwise transferred, nor may any rights or obligations hereunder be assigned or transferred, by the Company to any third party without the prior written consent of Teva; provided, however, that the Company may assign or otherwise transfer all or any part of this Agreement without the consent of Teva to an entity that acquires all or substantially all of the business or assets of the Company, whether by merger, acquisition or otherwise.

4.8Waiver.

(a)No failure on the part of any Person to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Person in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

(b)No Person shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Person; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

4.9Amendment. This Agreement may be amended or modified, and any provision hereof may be waived, in whole or in part, at any time pursuant to an agreement in writing executed by the Company and Holders holding a majority of the Registrable Securities.

4.10Severability.  In the event that any provision of this Agreement, or the application of any such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or

14.

unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

4.11Termination.  This Agreement shall terminate on the date when there are no longer remaining any Registrable Securities or upon the dissolution of liquidation of the Company.

4.12Waiver of Jury Trial.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED ISSUES AND, THEREFORE, EACH SUCH PARTY, TO THE EXTENT PERMITTED BY LAW, IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER AND (B) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY.

4.13Entire Agreement.  This Agreement, the Note and the Stock Issuance Agreement set forth the entire understanding of the parties hereto relating to the subject matter hereof and thereof and supersede all prior agreements and understandings among or between any of the parties relating to the subject matter hereof and thereof.

4.14Construction.

(a)For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

(b)The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(c)As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d)Except as otherwise indicated, all references in this Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Agreement and Exhibits to this Agreement.

[The remainder of this page intentionally left blank]

15.

In Witness Whereof, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

COMPANY:

ALEXZA PHARMACEUTICALS, INC.

By:/s/ Thomas B. King

Name: Thomas B. King

Title: President & Chief Executive Officer

Address for Notice:

2091 Stierlin Court

Mountain View, CA 94043

Attn: Thomas B. King, Chief Executive Officer

Facsimile No.: (650) 944-7988

E-mail address: tking@alexza.com

Signature Page to Registration Rights Agreement

In Witness Whereof, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

TEVA PHARMACEUTICALS USA, INC.:

By:/s/ Deborah A. Griffin

Name: Deborah A. Griffin

Title: SVP & Chief Accounting Officer

By:/s/ Jamie Berlanska

Name: Jamie Berlanska

Title: Vice President Finance & Controller

Address for Notice:

Attn: Vice President Finance & Controller

Facsimile No.: 215-591-8807

E-mail address: jamie.berlanska@tevapharm.com

Signature Page to Registration Rights Agreement

Exhibit A

ALEXZA PHARMACEUTICALS, INC.

Selling Securityholder Notice and Questionnaire

The undersigned, who is a beneficial owner of outstanding common stock (“Common Stock”) of Alexza Pharmaceuticals, Inc. (the “Company”) issued pursuant to that certain Stock Issuance Agreement, by and between the Company and Teva Pharmaceuticals USA, Inc. (“Teva”), dated as of February 23, 2016 (the “Stock Issuance Agreement”) (as adjusted or augmented by any stock split, stock dividend or other distribution, the “Registrable Securities”), understands that the Company intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is attached.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling stockholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Registration Rights Agreement (including certain indemnification provisions).  Holders must complete and deliver this Selling Securityholder Notice and Questionnaire (this “Questionnaire”) in order to be named as selling stockholders in the Prospectus.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned (the “Selling Stockholder”), who is a beneficial owner of Registrable Securities, hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.
(a)Full legal name of Selling Stockholder

(b)Full legal name of registered holder (if not the same as (a) above) through which Registrable Securities are held:

(c)Full legal name of natural control person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.  Address for Notices to Selling Stockholder:

Telephone:
Fax:
Contact Person:

3.  Beneficial Ownership of Common Stock:

(a)Number of shares of Common Stock beneficially owned:

(b)	Number of Registrable Securities to be registered pursuant to this Questionnaire for resale:

4.  Broker-Dealer Status:

(a)Are you a broker-dealer?

Yes   ¨ No   ¨

(b)If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes   ¨ No   ¨

Note:If “no” to Section 4(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.
(c)Are you an affiliate of a broker-dealer?

Yes   ¨ No   ¨

Note:If yes, provide a narrative explanation below:

(d)If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes   ¨ No   ¨

Note:If “no” to Section 4(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.  Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

Except as set forth in Item 3(a) above and below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company.

(a)Type and Amount of other securities beneficially owned by the Selling Stockholder:

6.  Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years other than the Stock Issuance Agreement, that certain Amended and Restated Promissory Note and Agreement to Lend, by and between the Company and Teva, dated as of December __, 2015 or the relationship contemplated by that certain License and Supply Agreement, by and between the Company and Teva, dated as of May 7, 2013, as amended.

State any exceptions here:

***********

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing and shall be delivered as set forth in the Registration Rights Agreement.  In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Questionnaire.

The undersigned agrees, and hereby undertakes, within three (3) Business Days following the delivery by the Company to the undersigned of a draft plan of distribution to be included in the Registration Statement (the “Plan of Distribution”), to review the Plan of Distribution and to provide written notice to the Company (a) confirming that the information contained therein regarding the undersigned and its plan of distribution is correct and complete, except as set forth in such notice, (b) consenting to the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto and (c) acknowledging that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M, in connection with any offering of Registrable Securities pursuant to the Registration Statement.  The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.

The undersigned hereby acknowledges and is advised of the following Compliance and Disclosure Interpretation (“CDI”) of the staff of the Division of Corporation Finance (with respect to Securities Act Sections) regarding short selling:

“239.10 An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date. [Nov. 26, 2008]”

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing CDI.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date: Beneficial Owner:

By:

Name:

Title:

PLEASE FAX A COPY (OR EMAIL A .PDF COPY) OF THE COMPLETED AND EXECUTED QUESTIONNAIRE, AND RETURN THE ORIGINAL BY MAIL, TO:

Stacy Palermini,

Vice President, Finance

Alexza Pharmaceuticals, Inc.

2091 Stierlin Court

Mountain View, CA 94043

Tel: (650) 944-7000

Fax: (650) 944-7988

spalermini@alexza.com